ALPS Variable Insurance Trust

AVS – Listed Private Equity Portfolio

Class I and Class II Shares

SUPPLEMENT DATED June 11, 2008 TO THE

STATEMENT OF ADDITIONAL INFORMATION DATED April 11, 2008

Effective June 9, 2008, the information below replaces the section titled “DISCLOSURE OF PORTFOLIO HOLDINGS” found on page 39 of the Statement of Additional Information:

DISCLOSURE OF PORTFOLIO HOLDINGS

On June 9, 2008, the Trust adopted the following policies and procedures with respect to the disclosure of the securities held by the Portfolio as a revision to its April 1, 2008, disclosure policy. The disclosure policy currently authorizes quarterly dissemination of full holdings of the Portfolio with a sixty (60) day lag.  However, the policy and procedures set forth above do not prevent the sharing of the Portfolio’s holdings under the specific exceptions to disclosure provided below:

(1) Disclosures that are required by law;

(2) Disclosures necessary for Service Providers, which includes but are not limited to the Investment Adviser, Sub-Adviser, Administrator, Custodian, Accounting Agent, technology providers, or any other entity that has a need to know such information in order to fulfill its contractual obligations to provide services to the Portfolios to perform legitimate business functions for the benefit of the Trust;

(3) Disclosures necessary for Rating Agencies to assess applicable fund ratings;

(4) Disclosures necessary to broker-dealers or banks as part of the normal buying, selling, shorting, or other transactions in Portfolio securities;

(5) Disclosures to the Portfolio’s or Service Providers’ regulatory authorities, accountants, or counsel; and

(6) Disclosures to Investment Adviser and Sub-Adviser of the Portfolio of compiled data concerning accounts managed by the Investment Adviser or Sub-Adviser.

The holdings of the Portfolio will also be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the first and third fiscal quarter will be filed in Form N-Q; and (iii) portfolio holdings as of the end of each six month period will be filed as part of the semi-annual report filed on Form N-CSR. The Trust’s Form N-CSRs and Form N-Qs are available on the SEC’s website at www.sec.gov.

Partial portfolio holdings information will only be provided to the public and third parties for the most recent month-end period and only after a thirty (30) calendar day delay from the end of the month being provided.  These holdings may include any combination of the portfolio holdings information except for full portfolio holdings.

The Board of Trustees will periodically review the list of entities that have received holdings of the Portfolio to ensure that the disclosure of the information was in the best interest of shareholders, identify any potential for conflicts of interest, and evaluate the effectiveness of its current portfolio holding policy.

Only officers of the Trust and their authorized agents may approve the disclosure of the Portfolio’s holdings. In all cases, eligible third parties/service providers are required to execute a non-disclosure agreement requiring the recipient to keep confidential any portfolio holdings information received and not to trade on the nonpublic information received. Neither the Trust nor its Service Providers (or any persons affiliated with either) receives any compensation or other consideration in connection with the sharing of the Portfolio’s holdings.

The identity of such entities is provided below:

Name of Recipient	Frequency of Holdings Disclosure	Information Lag	Date of Information	Date Provided to Recipients
ALPS Advisers, Inc. (Adviser)	Daily	None	Daily	Daily

Red Rocks Capital LLC (Sub-Adviser)	Daily	None	Daily	Daily

ALPS Fund Services, Inc. (Administrator)	Daily	None	Daily	Daily

Bank of New York (Custodian)	Daily	None	Daily	Daily

Deloitte & Touche LLP (Accountant)	As needed	None	As needed	As needed

Davis Graham & Stubbs LLP (Counsel)	As needed	None	As needed	As needed

The Board has adopted, on behalf of the Portfolio, policies and procedures relating to disclosure of the portfolio securities. These policies and procedures are designed to protect the confidentiality of the portfolio holdings information and to prevent the selective disclosure of such information. These policies and procedures may be modified at any time with the approval of the Board.

The Portfolio may disclose portfolio holdings information as required by applicable law or as requested by governmental authorities.  Disclosure of the portfolio holdings information that is not publicly available (“Confidential Portfolio Information”) may be made to the manager or to the Portfolio’s custodian, transfer agent, administrator and principal underwriter. In addition, to the extent permitted under applicable law, the manager may distribute (or authorize the custodian or principal underwriter to distribute) Confidential Portfolio Information to the relevant Portfolio’s service providers (such as custodial services, pricing services, proxy voting services, accounting and auditing services, counsel and research and trading services) that require access to such information in order to fulfill their contractual duties with respect to the Portfolio (“Service Providers”) and to facilitate the review of the Portfolio by certain mutual fund analysts and ratings agencies (such as Morningstar and Lipper Analytical Services) (“Rating Agencies”); provided that such disclosure is limited to the information that the manager believes is reasonably necessary in connection with the services to be provided. Except to the extent permitted under the portfolio holdings disclosure policies and procedures, Confidential Portfolio Information may not be disseminated for compensation or other consideration.

Before any disclosure of Confidential Portfolio Information to Service Providers or Rating Agencies is permitted, the Adviser’s Chief Compliance Officer (or persons designated by the Adviser’s Chief Compliance Officer) must determine that, under the circumstances, the disclosure is being made for a legitimate business purpose. Furthermore, the recipient of Confidential Portfolio Information by a Service Provider or Rating Agency must be subject to a written confidentiality agreement that prohibits any trading upon the Confidential Portfolio Information or the recipient must be subject to professional or ethical obligations not to disclose or otherwise improperly use the information, such as would apply to independent registered public accounting firms or legal counsel.

Exceptions to these procedures may only be made if an officer of the Portfolio or the Chief Executive Officer of the manager determines that the disclosure is being made for a legitimate business purpose, and must be reported to the Board on a quarterly basis.

The manager shall have primary responsibility for ensuring that the portfolio holdings information is only disclosed in accordance with these policies. As part of this responsibility, the manager will maintain such internal policies and procedures as it believes are reasonably necessary for preventing the unauthorized disclosure of Confidential Portfolio Information.

The following information amends the information found in the Independent Trustees Table on pages 47-48 of the Statement of Additional Information:

On June 9, 2008, Clyde Douglas Kelso, III was appointed as a Trustee of the Trust and as a member of the Audit Committee and Nominating and Governance.

Name, Address* & Age	Position(s) Held with Portfolios	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Portfolio Complex Overseen by Trustee ***	Other Directorships Held by Trustee
Clyde Douglas Kelso, III, age 62	Trustee	Mr. Kelso was appointed as a Trustee at the June 9, 2008 meeting of the Board of Trustees.	Mr. Kelso is Executive Vice President of Evolve Bank and Trust. Prior to joining Evolve Bank and Trust, Mr. Kelso was self-employed working as a consultant to the banking and trust company from January 2007 to October 2007. Prior to this, Mr. Kelso served as President of FMT Capital Management, Inc. from January 2003 to December 2006.	1	None

The following amends the information found in the Standing Board Committees section on page 51 of the Statement of Additional Information:

The Audit Committee members, each of whom are Independent Trustees are:  Ms. Anstine, Mr. Deems (Chairman) and Mr. Kelso.

Members of the Nominating and Corporate Governance Committee are currently Ms. Anstine (Chairman), Mr. Deems and Mr. Kelso.